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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: September 29, 2000

                             REDWOOD EMPIRE BANCORP

            (Exact number of Registrant as specified in its charter)



           California                 File No. 0-19231          68-0166366
           ----------                 ----------------          ----------
  (State or other jurisdiction of  (Commission File Number)   (IRS Employer)
  Incorporated or organization)                              Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California          95404-4905
         ---------------------------------------------          ----------
         (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
                                                           --------------





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Item 4.  Changes in Registrant's Certifying Accountant

(a) On September 25, 2000, Redwood Empire Bancorp (the "Company") terminated the appointment of Deloitte & Touche LLP as the Company's principal accountants. The decision to change accountants was approved by the audit committee of the Company's Board of Directors.

     During the Company's two most recent fiscal years ended December 31, 1999 and any subsequent interim period through September 25, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

     The audit report of Deloitte & Touche LLP on the Company's consolidated financial statements as of and for the years ended December 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company requested that Deloitte & Touche LLP furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements in this Item 4, and if not, stating the respects in which they do not agree. This is filed as Exhibit 16 to this Current Report.

(b) On September 25, 2000, the Company engaged Crowe Chizek as the Company's principal accountants, Item 7. Financial Statements and Exhibits.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            9-29-00

Date:  ___________________              REDWOOD EMPIRE BANCORP
                                        ----------------------
                                            (Registrant)


                                        /s/ James E. Beckwith
                                  By:
                                        James E. Beckwith

                                        Executive Vice President and

                                        Chief Operating Officer


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Exhibit Number    Description

    16            Letter of Deloitte & Touche LLP dated September 29, 2000.




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Exhibit 16

                       [Deloitte & Touche LLP Letterhead]

September 29, 2000




Securities and Exchange Commission
Mail Stop 11-3
450 5th Stret, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4(a) of Form 8-K of Redwood Empire Bancorp dated September 29, 2000.

Yours truly,



/s/ Deloitte & Touche LLP